OPERATING LEASES	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

The minimum contractual future rentals represent revenues to be recognized on a straight line basis for each of the following periods, as of December 31, 2020:

Year ending December 31, (in thousands of $)	Total
2021	266,522
2022	229,890
2023	137,300
2024	109,944
2025 and thereafter	25,961
Total	769,617

Minimum lease rentals are calculated based on contractual future revenue expected to be recognized on a straight-line basis over the lease term with certain assumptions such as those relating to expected off-hire days.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between us and PTNR. We have assumed that this option will not be exercised. Accordingly, the minimum lease rentals set out above include revenues arising within the option period.

Jordan has the option, for a termination fee, to terminate the charter after June 2020, the fifth anniversary of the delivery date of the Golar Eskimo. The minimum contractual future revenues above assume that this option will not be exercised.

All our vessels are held for contractual future leasing, see note 13 and note 14. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.

The components of operating lease income were as follows:

(in thousands of $)	2020	2019
Operating lease income	274,924	291,806
Variable lease income (1)	1,665	2,148
Total operating lease income	276,589	293,954

(1)‘Variable lease income’ is excluded from lease payments that comprise the minimum contractual future revenues from non-cancellable leases.